Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2025 of Santander Holdings USA, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Juan Carlos Alvarez de Soto, Chief Financial Officer and Senior Executive Vice President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Juan Carlos Alvarez de Soto
Name: Juan Carlos Alvarez de Soto
Title: Chief Financial Officer and Senior Executive Vice President

July 30, 2025